Virtus Herzfeld Fund and Virtus Horizon Wealth Masters Fund,

each, a series of Virtus Opportunities Trust

Supplement dated August 19, 2020 to the Summary Prospectuses,

Statutory Prospectus and Statement of Additional Information,

each dated January 28, 2020, as supplemented

Important Notice to Investors

Effective August 18, 2020, each of the Virtus Herzfeld Fund and Virtus Horizon Wealth Masters Fund (each a “Fund”) was liquidated. Each Fund has ceased to exist and is no longer available for sale. Accordingly, each Fund’s Statutory Prospectus, Summary Prospectus and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and
Statement of Additional Information for future reference.

VOT 8020/ Herzfeld-HWMFundsClosed (8/2020)